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                       SECURITIES AND EXCHANGE COMMISSION

                              Washington D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                               SEPTEMBER 23, 1996
                                 Date of Report
                              (SEPTEMBER 20, 1996)
                        (Date of earliest event reported)


                                  HBO & COMPANY
             (Exact name of registrant as specified in its charter)

                                    DELAWARE
                 (State or other jurisdiction of incorporation)


          0-9900                                       37-0986839
- ------------------------                     ---------------------------------
(Commission File Number)                     (IRS Employer Identification No.)

        301 PERIMETER CENTER NORTH
               ATLANTA, GA                                30346
- ----------------------------------------               ----------
(Address of principal executive offices)               (Zip Code)

                                 (770) 393-6000
               --------------------------------------------------
               Registrant's telephone number, including area code








                          Exhibit Index on page 2 of 4


                                   Page 1 of 4
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ITEM 5:   OTHER EVENTS

     On September 19, 1996, the Company (HBOC) announced it had completed the previously announced acquisition of Management Software, Inc. (MSI), a privately held provider of software solutions for the homecare industry. MSI shareholders received approximately 890,000 shares of HBOC stock in the transaction. The acquisition will be accounted for as a pooling of interests, and HBOC will take a one-time charge for acquisition-related expenses in the third quarter of 1996.


ITEM 7:   FINANCIAL STATEMENTS AND EXHIBITS

          (c)  Exhibits.


               EXHIBIT NO.              DESCRIPTION                        PAGE
               -----------              -----------                        ----

                    99        HBO & Company News Release dated               4
                              September 19, 1996


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                                   SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        HBO & COMPANY
                                        (Registrant)

Date: September 23, 1996

                                        /s/ Jay P. Gilbertson
                                        -----------------------------------
                                        Jay P. Gilbertson
                                        Senior Vice President - Finance,
                                        Chief Financial Officer,
                                        Principal Accounting Officer,
                                        Treasurer and Assistant Secretary


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